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                                                                   Exhibit 10.01

                            THIRD AMENDMENT TO LEASE

     THIS Third Amendment to Lease ("AGREEMENT") is made and entered into as of September 1, 1997, by and between COLORADO PLACE PARTNERS, LLC, a Delaware limited liability company ("LANDLORD") and SYMANTEC CORPORATION, a Delaware corporation ("TENANT").

1. RECITALS.

     1.1 LEASE. Landlord and Tenant are parties to that certain Office Lease dated April 10, 1991 (the "ORIGINAL LEASE") as amended by an Amendment to Lease and Agreement Re Additional Space dated January 24, 1992 (the "FIRST AMENDMENT") and a Second Amendment to Lease dated April 11, 1995 (the "SECOND AMENDMENT") (collectively, the "LEASE") for premises located in an office project in Santa Monica, California, all as more particularly described therein. All terms defined in the Original Lease shall have the same meanings when used in this Agreement, unless a different meaning is clearly expressed herein.

     1.2 EXPANSION SPACE. Pursuant to Section 7 of the Second Amendment, Landlord was obligated to deliver to Tenant and Tenant was obligated to lease the "Expansion Space" effective on January 8, 1996. Landlord identified the location of the "Expansion Space" (13,010 square feet of Rentable Area in Building "A" of the Project) by letter to Tenant dated October 30, 1995. The Expansion Space was not delivered to nor occupied by Tenant. Landlord has leased the Expansion Space to a third party and, notwithstanding the foregoing, Tenant has paid rent on the Expansion Space as if leased and occupied by Tenant.

     1.3 NEW ARRANGEMENT. Landlord and Tenant desire to set forth their understanding regarding the leasing of the Expansion Space and their new agreement regarding such space, rent therefore and lease of other space by Landlord to Tenant. The parties acknowledge that Tenant has paid "rent" for the Expansion Space through August 31, 1997 (even though leased to and occupied by a third party), and that Tenant will lease other additional space, in lieu of and smaller than the Expansion Space, to be delivered by Landlord upon execution and delivery hereof, as set forth in this Agreement, although Tenant will commence paying "rent" on such smaller additional space on September 1, 1997.

2. LEASE OF F-3 ADDITIONAL SPACE.

     2.1 F-3 ADDITIONAL SPACE. Effective on the F-3 Additional Space Commencement Date (as defined in Section 2.2 below), Section 1.1 of the Lease is hereby amended to add to the Premises three thousand fifty-one (3,051) square feet of Rentable Area on the third (3rd) floor of Building "F". Said additional 3,051 square feet of Rentable Area shall hereinafter be referred to as the "F-3 ADDITIONAL SPACE." Exhibit "B" to the Lease, therefore, is supplemented by the addition of the Exhibit "A" attached hereto.


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     2.2 F-3 ADDITIONAL SPACE TERM. The Term of the Lease with respect to the
F-3 Additional Space shall commence on the date on which Landlord delivers the F-3 Additional Space to Tenant pursuant to this Agreement (herein called the "F-3 ADDITIONAL SPACE COMMENCEMENT DATE"), and shall end on October 31, 2000, coterminous with the term for the other Premises under the Lease. Immediately after the F-3 Additional Space Commencement Date, Landlord and Tenant shall execute and acknowledge an agreement in the form attached hereto as Exhibit "B," setting forth the F-3 Additional Space Commencement Date. In no event shall this Agreement or the Lease be void, voidable or subject to termination nor shall Landlord be liable to Tenant for any loss or damage resulting from Landlord's inability to deliver the F-3 Additional Space to Tenant, but F-3 Additional Space Rent (defined in Section 3.1 below) shall abate on a daily basis for each day of delay caused by Landlord in delivery of the F-3 Additional Space pursuant to Section 2.3 below.

     2.3 DELIVERY OF F-3 ADDITIONAL SPACE. The F-3 Additional Space has been improved for a previous occupancy by a third party. Upon execution and delivery of this Agreement by Landlord and Tenant, Landlord shall deliver the F-3 Additional Space to Tenant in "broom clean" condition with the existing Tenant Work therein in good condition, ordinary wear and tear excepted, and upon such delivery: (a) the Building's sanitary, electrical, heating, ventilation and air-conditioning systems shall be operational to the extent necessary to service the F-3 Additional Space; (b) Landlord shall provide reasonable access to the F-3 Additional Space to Tenant, its agents, employees, licensees and invitees so that the F-3 Additional Space may be used without substantial interference; and
(c) Landlord shall provide Tenant the number of parking passes set forth in
Article 5 hereof with respect to the F-3 Additional Space.

     2.4 ACCEPTANCE OF ADDITIONAL SPACE. By entering into possession of the F-3 Additional Space or any part thereof and except for such matters as Tenant shall specify to Landlord in writing within thirty (30) days thereafter, Tenant shall be conclusively deemed to have accepted the F-3 Additional Space and to have agreed that Landlord has performed all of its obligations hereunder with respect to the F-3 Additional Space and that the F-3 Additional Space is in satisfactory condition and in full compliance with the requirements of this Agreement as of the date of such possession, except for latent defects of which Landlord is notified within one (1) year following Tenant's occupancy of the F-3 Additional Space.

3. Rent.

     3.1 F-3 ADDITIONAL SPACE RENT. The rent payable with respect to the F-3 Additional Space (the "F-3 ADDITIONAL SPACE RENT"), which shall be paid in addition to the Basic Rent under the Lease, shall be Eighty Thousand Five Hundred Forty-Six and 40/100 Dollars ($80,546.40) annually, and shall be paid in equal monthly installments of Six Thousand Seven Hundred Twelve and 20/100 Dollars ($6,712.20) beginning on September 1, 1997 and on the first day of each month thereafter throughout the remainder of the initial Lease Term. Tenant's obligation to pay the F-3 Additional Space Rent shall have no effect on the Basic Rent pursuant to the Lease with respect to Tenant's other premises in the Project. The Rent Credit shall not apply to the F-3 Additional Space.


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     3.2  ADDITIONAL RENT. Commencing on the F-3 Additional Space Commencement
Date, Tenant shall pay Additional Rent with respect to the F-3 Additional Space pursuant to Article 5 of the Lease.

     3.3 NO SECURITY DEPOSIT. No security deposit is required from Tenant with respect to the F-3 Additional Space. Tenant acknowledges that the lease required a security deposit in the total sum of $150,985, of which Tenant has not deposited the sum of $62,057. Tenant shall not be required to deposit said sum of $62,057; therefore the Lease security deposit is hereby modified to be the sum of $88,901.

4.   PRIOR RENT.

     Notwithstanding that Tenant did not occupy the Expansion Space and Landlord leased the Expansion Space to a third party, Tenant continued to pay rent through August 31, 1997 with respect to the Expansion Space as if the same were leased and occupied by Tenant pursuant to Section 7 of the Second Amendment. Landlord shall be entitled to retain all such payments.

5.   PARKING FACILITIES.

     As a material part of the consideration for the parties' entering into this Agreement, upon the F-3 Additional Space Commencement Date, the Rentable Area of the F-3 Additional Space shall be included in the Rentable Area of the Premises for purposes of computing all parking passes referred to in Section
7.1 of the Lease. Tenant shall not be obligated to rent, and Landlord shall not be obligated to provide, parking passes with respect to the Expansion Space after the date hereof, and the parties acknowledge that no payment from one party to the other is now required with respect to parking for the Expansion Space prior to the date hereof.

6.   EXPANSION SPACE PROVISIONS NOT EFFECTIVE.

     Section 7 of the Second Amendment shall be of no further force or effect and is hereby deleted in its entirety from the Lease. Landlord and Tenant waive any and all claims each may have against the other regarding the Expansion Space, the delivery and occupancy thereof, Tenant's payment of rent therefor prior to the date hereof, and Landlord's leasing of the Expansion Space to a third party. Both Tenant and Landlord have no further obligation with respect to the Expansion Space.

7.   MUST TAKE SPACE

     7.1 MUST-TAKE. Tenant shall lease from Landlord, and Landlord shall lease to Tenant, the 1,940 square feet of Rentable Area on the third floor of the Building (Suite 350) as shown on Exhibit "C" attached hereto (the "MUST-TAKE SPACE") effective on December 1, 1997. The commencement of the Lease Term with respect to the Must-Take Space (the "MUST-TAKE COMMENCEMENT DATE") shall be the date on which Landlord delivers possession thereof to




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Tenant. The Term of the Lease with respect to the Must-Take Space shall end on
October 31, 2000 coterminous with the term for the other Premises under the Lease.

     7.2 MUST-TAKE RENT. The rent payable with respect to the Must-Take Space (the "MUST-TAKE SPACE RENT"), which shall be paid in addition to the Basic Rent under the Lease and the F-3 Additional Space Rent set forth in Section 3.1 above, shall be Fifty-One Thousand Two Hundred Sixteen Dollars ($51,216.00) per year, payable in equal monthly installments of Four Thousand Two Hundred Sixty-Eight Dollars ($4,268.00). The Must-Take Space Rent shall be paid beginning on the Must-Take Commencement Date and on the first day of each month thereafter during the term of the Lease. Tenant's obligation to pay the Must-Take Space Rent and the adjustment thereof as expressed in this Article shall have no effect on the Basic Rent and the F-3 Additional Space Rent and the adjustment thereof pursuant to the Lease with respect to Tenant's other premises in the Building. The Rent Credit shall not apply to the Must-Take Space.

     7.3 ADDITIONAL RENT. Commencing on the Must-Take Commencement Date, Tenant shall pay Additional Rent with respect to the Must-Take Space pursuant to Article 5 of the Lease.

     7.4 IMPROVEMENTS. The Must-Take Space shall be leased to Tenant in its existing condition and state of improvement and Landlord shall have no obligation to make any improvements, repairs or alterations thereof, subject to the provisions of Article 8 below.

     7.5 LATE DELIVERY. Landlord shall have no liability to Tenant for any damages resulting from any delay in delivering possession of the Must-Take Space to Tenant if said delay is caused by the holding over of a previous tenant of the Must-Take Space; provided, that, Landlord shall take all action reasonably necessary, including required legal proceedings, to secure possession of the Must-Take Space prior to the Must-Take Commencement Date.

     7.6 PART OF PREMISES. As of the Must-Take Commencement Date, the Must-Take Space shall be deemed to be part of the Premises and, except as specifically set forth above, the Must-Take Space shall be leased upon the same terms and conditions as contained in the Lease.

8.   ALTERATIONS; ALLOWANCE.

     Tenant may improve and refurbish the F-3 Additional Space and Must-Take Space after the initial delivery thereof by Landlord to Tenant. Any such improvement and refurbishment shall be considered Tenant Alterations under Lease Article 9. Tenant shall be paid or credited with an allowance (the "IMPROVEMENT ALLOWANCE") of Twenty-Four Thousand Nine Hundred Fifty-Five Dollars ($24,955.00) ($5.00 per square foot of Rentable Area in the F-3 Additional Space and Must-Take Space). The Improvement Allowance shall be used solely for the costs of design, including engineering plans and specifications, purchase, installation and construction of improvements which constitute permanent improvements to the F-3 Additional Space and Must-Take Space, including, without limitation, carpeting. The Improvement Allowance shall




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not be used for furniture or furnishings unless the same are built into the F-3
Additional Space or Must-Take Space and surrendered to Landlord upon expiration of the Lease. Notwithstanding the foregoing, the Improvement Allowance may be used for reasonable costs incurred in moving into the F-3 Additional Space and Must-Take Space and installation costs incurred in connection with the permanent wiring of telecommunications systems in the F-3 Additional Space and Must-Take Space. The Improvement Allowance shall not be available for any costs incurred after June 1, 1998. Portions of the Improvement Allowance shall be advanced to Tenant periodically on a monthly basis after commencement of construction and/or refurbishment by Tenant within the F-3 Additional Space and/or Must-Take Space and after Tenant has delivered to Landlord copies of the original invoices for Tenant's work or labor performed and materials or supplies furnished, and, to the extent used for permanent or built-in improvements, a certificate from Tenant's architect or engineer certifying that the work and materials have been furnished as indicated in such statement and that such work and materials have been substantially completed in accordance with the plans therefor. Tenant shall obtain such verification and reports from contractors, subcontractors and materialmen and shall satisfy such other standard construction loan disbursement conditions as may reasonably be required by Landlord. Landlord shall not be required to pay more than the Improvement Allowance toward all costs, expenses and charges related to Tenant's improvement and initial occupancy expenses with respect to the F-3 Additional Space and Must-Take Space. Tenant shall not be entitled to any payment or rent reduction for any part of the Improvement Allowance not used by Tenant.

9.   BROKER.

     Tenant warrants that it has not had any contact or dealings with any person or real estate broker which would give rise to the payment of any fee or broker commission in connection with the leasing or renting of the F-3 Additional Space to Tenant, and Tenant shall indemnify, defend, protect and hold harmless Landlord from and against any liability with respect to any fee of any kind or brokerage commission arising out of any act or omission of Tenant.

10.  MISCELLANEOUS.

     10.1 Except as specifically amended or modified herein, each and every term, covenant, and condition of the Lease as amended is hereby ratified and shall remain in full force and effect.

     10.2 This Agreement shall be binding upon and inure to the benefit of the parties hereto, their legal representatives, successors and permitted assigns.



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     10.3  This Agreement shall be interpreted and construed in accordance with the law of the State of California.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        LANDLORD:

                                        COLORADO PLACE PARTNERS, LLC
                                        a Delaware limited liability company

                                        By:  MP-COLORADO PLACE MANAGER I, INC.
                                             a Delaware corporation
                                             Manager


                                             By: /s/ JOHN R. MILLER
                                                 -------------------------------
                                                 Name: John R. Miller
                                                 Title: SRVP
                                                 Date Signed: 2/4/98


                                        TENANT:

                                        SYMANTEC CORPORATION
                                        a Delaware corporation


                                        By: /s/ H. BAIN III
                                            -------------------------------
                                            Name: Howard Bain III
                                            Title: CFO
                                            Date Signed: 1/15/98


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                                  EXHIBIT "A"






                     [Overview of MGM Plaza - Building "F"]
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                                  EXHIBIT "B"


                MEMORANDUM OF F-3 ADDITIONAL SPACE COMMENCEMENT


       THIS MEMORANDUM is made and entered into as of September 1, 1997, by and between COLORADO PLACE PARTNERS, LLC, a Delaware limited liability company ("LANDLORD") and SYMANTEC CORPORATION, a Delaware corporation ("TENANT") with respect to that certain Third Amendment to Lease between Landlord and Tenant dated as of September 1, 1997 (the "AGREEMENT").

       The F-3 Additional Space Commencement Date (as defined in Section 2.2 of the Agreement) is September 1, 1997. The expiration of the Term of the Lease for the F-3 Additional Space, is October 31, 2000, unless sooner terminated or extended pursuant to the Lease, as amended.

       IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum as of the date set forth in the first paragraph above.


                            LANDLORD:

                            COLORADO PLACE PARTNERS, LLC
                            a Delaware limited liability company

                            By:    MP-COLORADO PLACE MANAGER I, INC.
                                   a Delaware corporation
                                   Manager


                                   By:  /s/ JOHN R. MILLER
                                       -----------------------------------

                                       Name:  John R. Miller
                                              ----------------------------

                                       Title:  SR V-P
                                               ---------------------------

                                       Date Signed:  2/4/98
                                                     ---------------------


                            TENANT:

                            SYMANTEC CORPORATION
                            a Delaware corporation

                            By:  /s/ H. BAIN III
                                ----------------------------------

                            Name:  Howard Bain III
                                   -------------------------------

                            Title:  CFO
                                    ------------------------------

                            Date Signed:  1/15/98
                                          ------------------------


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                                  EXHIBIT "C"






                [Overview of MGM Plaza - Building "F" Suite 350]